                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                 _____________


                                   FORM  8-K

                 Current Report pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                         Date of Report: April 18, 1997

                         Commission File Number 0-22252


                              CATTLEMAN'S,   INC.
             {Exact name of registrant as specified in its charter)

                                 ______________

        Delaware                                            38-3012740
(State or other jurisdiction                               (IRS. Employer
of incorporation or organization)                      Identification Number)


     1825  Scott Street
     Detroit,  Michigan                                       48207
(Address of executive offices)                              (Zip Code)


Company's telephone number, including area code:  (313)  833 - 2700

Total number of sequentially numbered pages in this filing, including exhibits thereto: 5

ITEM 4. CHANGES IN CERTIFYING ACCOUNTANTS OF CATTLEMAN'S INC.

Effective April 18, 1997, executive officers terminated Coopers & Lybrand L.L.P. and approved the appointment of Grant Thornton L.L.P. Accountants and Management Consultants as auditors for 1997.

In connection with the audits of the fiscal years ended April 28, 1996 and April 30, 1995 and the subsequent interim period, there were no disagreements with Coopers & Lybrand L.L.P. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to it's satisfaction would have caused it to make a reference in connection with it's opinion to the subject matter of the disagreements.

The audit reports of Coopers & Lybrand L.L.P. on the consolidated financial statements of Cattleman's Inc. and subsidiaries as of and for the year ended April 28, 1996 and April 30, 1995, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. A letter from Coopers & Lybrand L.L.P. is attached as Exhibit A.

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8 - K to be signed on its behalf by the undersigned thereunto duly authorized.




                                               CATTLEMAN's, INC.

DATE:    April  18, 1997                       /s/ Markus Rohtbart
         ---------------                       ---------------------------------

                                               Markus Rohtbart
                                               Chairman of the Board & Treasurer

                                               /s/ Matthew G. Martin
                                               ---------------------------------


                                               Matthew G. Martin
                                               Chief Financial and Operating
                                               Officer

                        [COOPERS & LYBRAND LETTERHEAD]


April 21, 1997


Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549


Gentlemen:

We have read the statements made by Cattleman's, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report for the month of April, 1997. We agree with the statements concerning our Firm in such Form 8-K.


Very truly yours,


Coopers & Lybrand L.L.P.

Coopers & Lybrand L.L.P.